SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2004


                         Telesource International, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                    0-2564               59-3671568
 (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)       Identification No.)

                               860 Parkview Blvd.
                             Lombard, Illinois 60148
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (630) 620-4787


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Item 5. Other Events.

Telesource International, Inc. (OTCBB: TSCI) today announced that the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission (SEC) on April 15, 2004 did not include an audit opinion from the Company's external auditors, KPMG, LLP and all of the financial information reflecting 2003 is un-audited. The Company is working toward completing the audit of its 2003 financial results and, when filed, KPMG has advised the Company that it should expect that the audit opinion of KPMG will include a "going concern" qualification. There is no current timetable for the filing of the amendment to the 10-K which is to include the audit report. No assurance can be given that the audited financials, when filed, will not materially differ from the financial information expressed in the 10-K filing on April 15, 2004.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Telesource International, Inc.


Date:  April 20, 2004                        By   /s/ Bud Curley
                                                  -----------------------------
                                             Name:  Bud Curley
                                             Title: Chief Financial Officer






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